SECURITIES  AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

AXIS CAPITAL HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31721	98-0395986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Pitts Bay Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 8.01                   Results of Operations and Financial Condition and Other Events.

On November 3, 2004, AXIS Capital Holdings Limited, a Bermuda company (the “Company”), issued the press release attached hereto regarding the Company’s results of operations and financial condition as of and for the three and nine month period ended September 30, 2004 and regarding an insurance industry investigation.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated November 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Andrew Cook
Andrew Cook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release dated November 3, 2004.